AFTER RECORDING, RETURN TO:
GREGORY A. RANDALL
HOLT NEY ZATCOFF & WASSERMAN, LLP
100 GALLERIA PARKWAY, SUITE 600
ATLANTA, GEORGIA  30339-5911


                   DEED TO SECURE DEBT AND SECURITY AGREEMENT

         THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT (herein referred to as the "Deed") made and entered into this 25 day of October, 1999 by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter referred to as "Borrower"), and FIRST UNION NATIONAL BANK, whose address is 999 Peachtree Street, N.E., Ninth Floor, Atlanta, Georgia 30309, Attn: Real Estate Portfolio Management, Mail Code 9068 (hereinafter referred to as "Lender").

                              W I T N E S S E T H:

         That for and in consideration of the sum of ONE HUNDRED AND NO/100 DOLLARS ($100.00) and other good and valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Borrower hereinafter set forth, Borrower does hereby grant, bargain, sell, convey, assign, transfer and set over unto Lender, its successors and assigns, all of the following described land and interests in land, estates, easements, rights, improvements, personal property, fixtures, equipment, furniture, furnishings, appliances and appurtenances (hereinafter collectively referred to as the "Premises"):

         (a) All that certain tract or parcel of land more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Land").

         (b) All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all of Borrower's interest in all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, fire extinguishers and any other safety equipment required by governmental regulation or law, washers, dryers, water heaters, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes, which are or shall be attached to the Premises and all other furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles, building supplies and materials, books and records, chattels, inventory, accounts, farm products, consumer goods, general intangibles and personal property of every kind and nature whatsoever now or hereafter owned by Borrower and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Premises, including all extensions, additions, improvements, betterments, after-acquired property, renewals, replacements and substitutions, or proceeds from a permitted sale of any of the foregoing, and all the right, title and interest of Borrower in any such furnishings, furniture, fixtures, machinery, equipment, appliances, vehicles and personal property subject to or covered by any prior security agreement, conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Borrower or on behalf of Borrower; all tradenames, trademarks, servicemarks, logos, and goodwill related thereto which in any way now or hereafter belong, relate or appertain to the Premises or any part thereof or are now or hereafter acquired by Borrower; and all inventory accounts, chattel paper, documents, equipment, fixtures, farm products, consumer goods and general intangibles constituting proceeds acquired with cash proceeds of any of the property described hereinabove, all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Premises as between the par-ties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Deed. The location of the above described collateral is also the location of the Land.

         (c) All of Borrower's interest in all building materials, fixtures, building machinery and building equipment delivered on site to the real estate during the course of, or in connection with, construction of the buildings and improvements.

         (d) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof or appurtenant to the title to the Land, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversion and reversions, remainder and remainders, whatsoever, in any way belonging, relating or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or appertain to the Premises or any part thereof

         (e) All income, rents, issues, profits, and revenues of the Premises from time to time accruing (including without limitation all payments under leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits whether held by Borrower or in a trust account, and escrow funds), and all the estate, right, title, interest, property,


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         possession, claim and demand whatsoever at law, as well as in equity, of Borrower of, in and to the same.

         TOGETHER WITH all and singular the rights, tenements, hereditaments, members and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Premises hereinabove mentioned or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Borrower, including but not limited to, all rents, profits, issues and revenues of the Premises from time to time accruing, whether under leases or tenancies now existing or hereafter created, reserving only the right to the Borrower to collect the same for its own account so long as the Borrower is not in default hereunder.

         TO HAVE AND TO HOLD the Premises and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender, its successors and assigns, IN FEE SIMPLE forever; and Borrower covenants that Borrower is lawfully seized and possessed of the Premises and has good right to convey the same, that the same are unencumbered except for those matters (hereinafter referred to as the "Permitted Encumbrances") expressly set forth in Exhibit "B" attached hereto and incorporated herein, and that Borrower does warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to the Permitted Encumbrances.

         This Deed is intended to operate and is to be construed as a deed passing the title to the Premises to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and is given to secure the payment of the following described indebtedness (hereinafter referred to collectively as the "Indebtedness"):

         (a) The debt evidenced by that certain Promissory Note (hereinafter referred to as the "Note") dated of even date herewith, made by Borrower, payable to the order of Lender, in the principal face amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by the Note with interest on the outstanding principal at the rates provided for in the Note, with the final payment being due on April 30, 2000 (hereinafter the "Loan"); and

         (b) Any and all additional advances made by Lender to protect or preserve the Premises or the security interest created hereby in the Premises, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Borrower's obligations hereunder or for any other purpose provided herein (whether or not the original Borrower remains the owner of the Premises at the time of such advances); and

         (c) Any and all other obligations and indebtedness now or hereafter owing by Borrower to Lender.


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         The Note, this Deed, and all documents, instruments, deeds and agreements now or hereinafter evidencing, securing, guaranteeing or otherwise relating to the Note, this Deed or the Indebtedness are collectively hereinafter referred to as the "Loan Documents."

         Should the Indebtedness be paid according to the tenor and effect thereof when the same shall become due and payable, and should Borrower perform all covenants herein contained in a timely manner, then this Deed shall be promptly canceled and surrendered.

         Borrower hereby further covenants and agrees with Lender as follows:

                                    ARTICLE I

         1.01 Payment of Indebtedness. Borrower will pay the Note according to the tenor thereof and the remainder of the Indebtedness promptly as the same shall become due.

         1.02 Taxes, Liens and Other Charges.

         (a) Borrower shall pay, on or before the due date thereof or the day any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof, all taxes, assessments, levies, license fees, permit fees and all other charges (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed or imposed on, or in respect of, or which may be a lien upon, the Premises, or any part thereof, or any estate, right or interest therein, or upon the rents, issues, income or profits thereof, and shall submit to Lender such evidence of the due and punctual payment of all such taxes, assessments and other fees and charges as Lender may require.

         (b) Borrower shall pay, on or before the due date thereof or the day any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof, all taxes, assessments, charges, expenses, costs and fees which may now or hereafter be levied upon, or assessed or charged against, or incurred in connection with the Note, the remainder of the Indebtedness, this Deed or any other Loan Documents, excluding only state and federal taxes on the income earned by Lender. Borrower shall submit to Lender such evidence of the due and punctual payment of all such taxes, assessments, charges, expenses, costs, and fees as Lender may reasonably require.

         (c) Borrower shall pay, on or before the due date thereof, all premiums on policies of insurance covering, affecting or relating to the Premises, as required pursuant to Section 1.03. Borrower shall submit to Lender such evidence of the due and punctual payment of all such premiums as Lender may reasonably require.

         (d) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of deeds to secure debt or security agreements or debts secured thereby or the manner of collecting such taxes so as to adversely


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affect Lender, Borrower will promptly pay any such tax on or before the due date thereof, or the day any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof. If Borrower fails to make such prompt payment or if, in the opinion of Lender, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Borrower from making such payment or would penalize Lender if Borrower makes such payment or if, in the opinion of Lender, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the Indebtedness and all interest accrued thereon shall, at the option of Lender, become immediately due and payable.

          (e) Borrower will cause all debts and liabilities of any character, including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Premises, incurred in the improvement, maintenance, operation and development of the Premises, to be promptly paid, and will not suffer any mechanic's, materialman's, laborer's, statutory or other lien, including, but not limited to, any lien resulting from Borrower's failure to perform under subparagraphs 1.02(a) and (b) above, to be filed of record upon all or any part of the Premises and not released (by payment, bonding or otherwise) within ten (10) days after Borrower receives actual notice thereof, unless a shorter period for the release of any specific lien is provided elsewhere in this Deed.

          1.03 Insurance.

          (a) The Borrower shall keep any buildings and all improvements, whether now located on the Land or hereinafter constructed on the Land, continuously insured against loss or damage by fire and against such other hazards as may be required.

          (b) Borrower shall procure for, deliver to and maintain for the benefit of Lender during the term of this Deed, original paid up insurance policies of such insurance companies, in such amounts, in form and substance, and with such expiration dates as are acceptable to Lender and containing non-contributory standard mortgagee clauses, their equivalent or a mortgagee loss payable endorsement in favor of Lender satisfactory in all respects to Lender, providing the types of insurance covering the Premises and the interest and liabilities incident to ownership, possession and operation thereof as may be required.

          (c) Borrower shall provide single limit comprehensive general liability insurance in an amount satisfactory to Lender against claims and liability for bodily injury or property damage to persons or property occurring on the Premises.

          (d) Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Section 1.03, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Lender, instead of to Borrower or to Borrower and Lender jointly. In the event any insurance company fails to disburse directly and solely to Lender but disburses instead either solely to Borrower or to Borrower and Lender jointly, Borrower agrees immediately to endorse and transfer such


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proceeds to Lender. Upon the failure of Borrower to endorse and transfer such proceeds as aforesaid, Lender may execute such endorsements or transfers for and in the name of Borrower and Borrower hereby irrevocably appoints Lender as Borrower's agent and attorney-in-fact so to do. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including reasonable attorneys' fees actually incurred, Lender may apply the net proceeds or any part thereof, at its option,
(i) to the payment of the Indebtedness, whether or not due and in whatever order Lender elects; (ii) to the repair and/or restoration of the Premises or (iii) for any other purposes or objects for which Lender is entitled to advance funds under this Deed, all without affecting the security interest created by this Deed; and any balance of such monies then remaining shall be paid to the party legally entitled thereto. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

          (e) At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section 1.03, a renewal or replacement thereof satisfactory to Lender shall be delivered to Lender. Borrower shall deliver to Lender receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Deed or any other transfer of title to the Premises in extinguishment of the Indebtedness, all right, title and interest of Borrower in and to all insurance policies then in force shall pass to the purchaser or to Lender, as the case may be, and Lender is hereby irrevocably appointed by Borrower as attorney-in-fact for Borrower to assign any such policy to said purchaser or to Lender, as the case may be.

          1.04 Monthly Deposits. Upon the occurrence of an Event of Default, at the option of Lender and upon written notice to Borrower, and further to secure the payment of the taxes and assessments referred to in Section 1.02 and the premiums on the insurance referred to in Section 1.03, Borrower shall deposit with Lender, on the due date of each installment under the Note, such amounts as in the reasonable estimation of Lender shall be necessary to pay such charges as they become due; said deposits to be held by Lender, with interest, and free of any liens or claims on the part of Borrower or creditors of Borrower and as part of the security of Lender, and to be used by Lender to pay current taxes and assessments and insurance premiums on the Premises as the same accrue and are payable. Payment from said sums for said purposes shall be made by Lender at its discretion and may be made even though such payments will benefit subsequent owners of the Premises. Said deposits shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Lender. If said deposits are insufficient to pay the taxes and assessments in full as the same become payable, Borrower, upon written request of Lender, will deposit with Lender such additional sum or sums as may be required in order for Lender to pay such taxes and assessments in full. Upon any Event of Default or Potential Default under this Deed or the Note, or any other Loan Documents, Lender may, at its option, apply any money in the fund resulting from said deposits to the payment of the Indebtedness in such manner as it may elect. As used herein, "Potential Default" shall mean any event, circumstance or occurrence which with the giving of notice or passage of time, or both, would be an Event of Default hereunder.


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          1.05 Condemnation. If all or any portion of the Premises shall be damaged or taken through condemnation (which term when used in this Deed shall include any damage or taking by any governmental authority, quasi-governmental authority, or any party having the power of condemnation and any transfer by private sale in lieu thereof), either temporarily or permanently, then the entire Indebtedness shall, at the option of Lender, become immediately due and payable. Borrower, promptly upon obtaining knowledge of the institution, or the proposed, contemplated or threatened institution, of any action or proceeding for the taking through condemnation of the Premises or any part thereof will notify Lender, and Lender is hereby authorized, at its option, to commence, appear in and prosecute, through counsel selected by Lender, in its own or in Borrower's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Borrower to Lender, and Lender is authorized, at its option, to collect and receive all such compensation, awards or damages and to give proper receipts and acquittances, therefor without any obligation to question the amount of any such compensation, awards or damages. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorney's fees, Lender may apply the net proceeds or any part thereof, at its option, (a) to the payment of the Indebtedness, whether or not due and in whatever order Lender elects, (b) to the repair and/or restoration of the Premises and/or (c) for any other purposes or objects for which Lender is entitled to advance funds under this Deed, all without affecting the lien of this Deed; and any balance of such monies then remaining shall be paid to Borrower or any other person or entity lawfully entitled thereto. Borrower agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Lender may reasonably require. If, prior to the receipt by Lender of such award or proceeds, the Premises shall have been sold on foreclosure of this Deed, or under the power of sale herein granted, Lender shall have the right to receive such award or proceeds to the extent of any unpaid Indebtedness following such sale, with legal interest thereon, whether or not a deficiency judgment on this Deed or the Note shall have been sought or recovered, and to the extent of reasonable counsel fees, costs and disbursements incurred by Lender in connection with the collection of such award or proceeds.

          1.06 Care of Premises.

          (a) Borrower will keep the buildings, parking areas, roads and walkways, common areas, landscaping and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Premises or any part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Premises.

          (b) Borrower will not remove, demolish nor alter the design or structural character of any building, fixture or other improvement now or hereafter constructed on the Land without the prior written consent of Lender.


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          (c)     If the Premises or any part thereof is damaged by fire or any other cause, Borrower will give immediate written notice thereof to Lender.

          (d) Lender or its representative is hereby authorized to enter upon and inspect the Premises at any time during normal business hours, subject to rights of tenants and upon at least twenty four (24) hours notice to Borrower.

          (e) Borrower will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Premises or any part thereof. If Borrower receives notice from any federal, state, or other governmental entity that the Premises fail to comply with any applicable law, ordinance, rule, order or regulation, Borrower will promptly furnish a copy of such notice to Lender.

          (f) Subject to Section 1.03(d) hereof respecting insured losses, if all or any part of the Premises shall be damaged by fire or other casualty, Borrower will promptly restore the Premises to the equivalent of its original condition to the extent practical; and subject to Section 1.05 hereof respecting condemnation, if a part of the Premises shall be taken through condemnation, Borrower will promptly restore, repair or alter the remaining portions of the Premises in a manner reasonably satisfactory to Lender. Borrower shall not be obligated to so restore, repair or alter unless in each instance Lender agrees to make available to Borrower (pursuant to procedures satisfactory to Lender) any net insurance or condemnation proceeds actually received by Lender hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration, repair or alteration; provided, however, the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration, repair or alteration shall in no way relieve Borrower of its obligation to restore, repair or alter.

          1.07 Leases, Contracts, Etc.

          (a) As additional collateral and further security for the Indebtedness, Borrower does hereby assign to Lender Borrower's interest in any and all leases, tenant contracts, rental agreements, franchise agreements, management contracts, construction contracts, and other contracts, licenses and permits now or hereafter affecting the Premises, or any part thereof, and Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance reasonably satisfactory to Lender, as may hereafter from time to time be requested by Lender further to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by Lender to any lease, tenant contract, rental agreement, franchise agreement, management contract, construction contract, or other contract, license or permit, or to impose upon Lender any obligation with respect thereto.

          (b) Borrower shall not execute any further assignment of the income, rents, issues or profits, or any part thereof, from the Premises unless Lender shall first consent in writing to such assignment and unless such assignment shall expressly provide that it is subordinate to the assignment contained in this Deed and any assignment executed pursuant hereto or concerning the Indebtedness.


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         (c)      Borrower shall furnish to Lender, within ten (10) days after a written request by Lender to do so, a certified statement setting forth the name of all lessees and tenants of the Premises, the terms of their respective leases, tenant contracts or rental agreements, the space occupied, and the rentals payable thereunder, and stating, to the best knowledge of Borrower, whether any defaults, off-sets or defenses exist under or in connection with any of said leases, tenant contracts or rental agreements.

          (d) As of the date hereof, there exist no leases, tenant contracts or rental agreements with respect to the Premises or any portion thereof except as previously disclosed to Lender.

          1.08 Security Agreement.

                  With respect to the machinery, apparatus, equipment, fittings, fixtures, building supplies and materials, articles of personal property, chattels, chattel paper, documents, inventory, accounts, consumer goods and general intangibles referred to or described in this Deed, or in any way connected with the use and enjoyment of the Premises, this Deed is hereby made and declared to be a security agreement, encumbering each and every item of such property included herein, in compliance with the provisions of the Uniform Commercial Code as enacted in the State of Georgia. Upon request by Lender, at any time and from time to time, a financing statement or statements reciting this Deed to be a security agreement affecting all of such property shall be executed by Borrower and Lender and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement contained in this Deed shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Lender's sole election. Borrower and Lender agree that the filing of such financing statement or statements in the records normally having to do with personal property shall not in any way affect the agreement of Borrower and Lender that everything used in connection with the production of income from the Premises or adapted for use therein or which is described or reflected in this Deed, is, and at all times and for all purposes and in all proceedings, legal or equitable, shall be regarded as part of the real estate conveyed hereby regardless of whether (a) any such item is physically attached to the improvements, (b) serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit to this Deed, or
(c) any such item is referred to or reflected in any such financing statement or statements so filed at any time. Similarly, the mention in any such financing statement or statements of the rights in and to (aa) the proceeds of any fire and/or hazard insurance policy, or (bb) any award in eminent domain proceedings for a taking or for loss of value, or (cc) Borrower's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease or otherwise, shall not in any way alter any of the rights of Lender as determined by this Deed or affect the priority of Lender's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement or statements is solely for the protection of Lender in the event any court shall at any time hold with respect to the foregoing clauses
(aa), (bb) or (cc) of this sentence, that notice of Lender's priority of interest to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.


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

          1.09 Further Assurances; After Acquired Property. At any time, and from time to time, upon request by Lender, Borrower will make, execute and deliver or cause to be made, executed and delivered, to Lender and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed necessary by Lender, any and all such other and further deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as to the Premises as may, in the opinion of Lender, be reasonably necessary in order to effectuate, complete or perfect, or to continue and preserve (i) the obligations of Borrower under the Note, this Deed and the other Loan Documents and (ii) the security interest created by this Deed as a first and prior security interest upon and security title in and to all of the Premises, whether now owned or hereafter acquired by Borrower. The security title of this Deed and the security interest created hereby will automatically attach, without further act, to all after acquired property as described herein attached to and/or used in the operation of the Premises or any part thereof.

          1.10 Expenses. Borrower will pay or reimburse Lender, upon demand therefore, for all reasonable attorney's fees actually incurred, costs and expenses incurred by Lender in any suit, action, legal proceeding or dispute of any kind in which Lender is made a party or appears as party plaintiff or defendant, affecting the Indebtedness, this Deed or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale contained in this Deed, any condemnation action involving the Premises or any action to protect the security hereof; and any such amounts paid by Lender shall be added to the Indebtedness and shall be secured by this Deed. Notwithstanding the foregoing, in any litigation involving a dispute between Lender and Borrower, Lender shall not be entitled to recover its reasonable attorneys' fees, costs and expenses if Borrower is the prevailing party in such litigation.

          1.11 Estoppel Affidavits. Borrower, upon ten (10) days prior written notice, shall furnish Lender a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Indebtedness secured hereby and whether or not any offsets or defenses exist against the Indebtedness, or any portion thereof, and, if such offsets or defenses exist, stating in reasonable detail the specific facts relating to each such offset or defense.

          1.12 Subrogation. To the full extent of the Indebtedness, Lender is hereby subrogated to the liens, claims and demands, and to the rights of the owners and holders of each and every claim, demand and other encumbrance on the Premises which is paid or satisfied, in whole or in part, out of the proceeds of the Indebtedness, and the respective liens, claims, demands and other encumbrances shall be, and each of them is hereby, preserved and shall pass to and be held by Lender as additional collateral and further security for the Indebtedness, to the same extent they would have been preserved and would have been passed to and held by Lender, had they been duly and legally assigned, transferred, set over and delivered unto Lender by assignment, notwithstanding the fact that any instrument providing public notice of the same may be satisfied and canceled of record.

          1.13 Books, Records, Accounts and Annual Reports. Borrower shall keep and maintain or shall cause to be kept and maintained, at Borrower's cost and expense, proper and accurate books, records and accounts reflecting all items of income and expense of Borrower in connection with the Premises as may be required. Upon the occurrence of an Event of Default and upon three (3) days advance notice, Lender, by Lender's agents, accountants and attorneys, shall have the right from time to time to examine such books, records and accounts at the office of Borrower or such other person or entity maintaining such books, records and accounts and to make copies or extracts thereof as Lender shall desire and to discuss Borrower's affairs, finances and accounts with Borrower and with the officers and principals of Borrower, at such reasonable times as may be requested by Lender. Borrower shall provide Lender with current financial information as may be reasonably requested by Lender from time to time.

          1.14 Limit of Validity. If from any circumstances whatsoever fulfillment of any provision of this Deed or of the Note, at the time performance of such provision shall be due, shall involve transcending the limits of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Deed or under the Note that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this Section 1.14 shall control every other provision of this Deed and of the Note.

          1.15  Intentionally left blank.

          1.16 Conveyance of Premises. Borrower hereby acknowledges to Lender that (i) the identity and expertise of Borrower were and continue to be material circumstances upon which Lender has relied in connection with, and which constitute valuable consideration to Lender for, the extending to Borrower of the indebtedness evidenced by the Note and (ii) any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Note granted to Lender by this Deed. Borrower therefore covenants and agrees with Lender, as part of the consideration for the extending to Borrower of the indebtedness evidenced by the Note, that Borrower shall not further encumber, pledge, convey, transfer, assign or sell any or all of its interest in the Premises without the prior written consent of Lender.

          1.17 Use of Premises. Borrower shall not be permitted to alter or change the present use of the Premises or to abandon the Premises without the prior written consent of Lender.

          1.18 Acquisition of Collateral. Borrower shall not acquire any portion of the personal property covered by this Deed subject to any security interest, conditional sales contract, title retention arrangement or other charge or lien taking precedence over the security title and lien of this Deed.

          1.19 Change of Ownership. Except as expressly permitted in this Deed, the underlying ownership in Borrower shall not be changed without the prior written consent of Lender. If Borrower or any general partner of Borrower is a corporation, for purposes of this Section 1.19 a change in ownership shall be deemed to occur upon any dissolution, merger, consolidation, or sale of the controlling percentage of the capital stock of Borrower, or the sale of more than twenty percent (20%) of the value of the assets of Borrower other than in the ordinary course of business. The phrase "controlling percentage" shall mean the ownership of, and the right to vote, stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Borrower's capital stock issued, outstanding, and entitled to vote for the election of directors. If Borrower is a general partnership, joint venture or limited partnership, for purposes of this Section
1. 19, a change in ownership shall be deemed to occur upon a withdrawal, substitution or addition of any partner or joint venturer owning twenty percent (20 %) or more of the equity interest in the partnership, joint venture or limited partnership, or upon the dissolution or liquidation of the partnership, joint venture, or limited partnership.

          1.20 Rules, Regulations. Borrower hereby represents and warrants: (i) that Borrower shall comply with all laws, ordinances, rules, regulations, covenants, conditions, and restrictions affecting the Premises and shall not commit or permit any act upon or concerning the Premises in violation of any such laws, ordinances, rules, regulations, covenants, conditions, and restrictions; and (ii) that, to the best of Borrower's actual knowledge, the location, construction, occupancy, operation and actual or intended use of the Premises do not violate any applicable law, ordinance, rule, regulation, covenant, condition or restriction affecting the Premises. Borrower agrees to indemnify and hold Lender harmless from and against and shall reimburse Lender for, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising out of or in connection with the breach of any representation or warranty of Borrower set forth in this Section 1.20 and the failure of Borrower to perform any obligation herein required to be performed by Borrower.

          1.21 Hazardous Waste and Substances: Environmental Indemnity. Borrower shall comply with all laws, governmental standards and regulations applicable to Borrower and/or to the Premises in connection with occupational health and safety, Hazardous Substances (as hereinafter defined), and environmental matters. Borrower shall promptly notify Lender of its receipt of any notice of a violation of any such law, standard or regulation. The use, generation, storage, release, threatened release, discharge, disposal or presence on, under or about the Premises of any Hazardous Substances by Borrower, Borrower's agents, or any tenant or sublessee occupying part or all of the Premises (unless permitted and in accordance with all applicable laws) which is not cured within fifteen (15) days following written notice to Borrower shall be an Event of Default under this Deed. "Hazardous Substances" shall mean any toxic or hazardous waste or substances, including, without limitation, petroleum, including crude oil or any fraction thereof, flammable explosives, radioactive materials, asbestos, any material containing polychlorinated biphenyls, and any of the substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601 et seq., Hazardous Materials Transportation Act, 49 U. S.
C. ss. 1802, the Resource Conservation and Recovery Act, 42

U. S. C. ss. 6901 et seq., and in the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. ss. 2601 et seq., or in any other federal, state, local or other governmental legislation, statute, law, code, rule, regulation or ordinance identified by its terms as pertaining to the disposal of hazardous substances or waste.


                                   ARTICLE II

         2.01 Defaults. The terms "Event of Default" or "Events of Defaults", wherever used in this Deed, shall mean any one or more of the following events:

          (a) If Borrower shall fail, refuse or neglect to pay, in full, any installment or portion of the Indebtedness within five (5) days after the same shall become due and payable, whether at the due date thereof stipulated in the Loan Documents, or at a date fixed for prepayment, or by acceleration or otherwise; provided, however, that if such installment or portion of the Indebtedness becomes due and payable as a result of Lender's accelerating the maturity of the Indebtedness in accordance with the Loan Documents, the five (5) day grace period for payment set forth in this Paragraph 5.1 shall not apply to the accelerated due date.

          (b) Failure by Borrower to duly and timely observe or perform any other term, covenant, condition or agreement in this Deed; or

          (c) The occurrence of a default or event of default on the part of Borrower under any of the other Loan Documents after expiration of any applicable grace periods provided therein, if any; or

          (d) Except for the breach of any warranty of title, which breach shall be governed by paragraph 2. 01(j) below, any warranty or representation of Borrower contained in this Deed or in any of the other Loan Documents proves to be untrue or misleading in any material respect; or

          (e) The filing by Borrower, or any endorser or guarantor of the Note (any such endorser or guarantor of the Note, being hereinafter referred to as an "Affiliate") of a voluntary petition in bankruptcy or the filing by Borrower or any Affiliate of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or Borrower's or any Affiliate's seeking or consenting to or acquiescing in the appointment of any trustee, receiver or liquidator of Borrower or such Affiliate to take possession of all or any substantial part of the Premises or of any other property or assets of Borrower or such Affiliate, or of any or all of the income, rents, issues, earnings, profits or revenues thereof, or the making by Borrower or any Affiliate of any general assignment for the benefit of creditors, or the admission in writing by Borrower or any Affiliate of its inability to pay its debts generally as they become due or the commission by Borrower or any Affiliate of an act of bankruptcy; or

          (f) The filing of a petition against Borrower or any Affiliate seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the appointment of any trustee, receiver or liquidator of Borrower or any Affiliate or of all or any substantial part of the Premises or of any or all of the income, rents, issues, profits or revenues thereof unless such petition shall be dismissed within sixty
(60) days after such filing, but in any event prior to the entry of an order, judgment or decree approving such petition; or

          (g) The Premises or any part thereof are subjected to actual or threatened waste, or any material part thereof is removed, demolished or altered (except for replaceable personal property which is promptly replaced and except for any casualty or condemnation) without the prior written consent of Lender; or

          (h) (1) Borrower or any Affiliate (if a corporation) is liquidated or dissolved or its charter expires or is revoked, or (2) Borrower or any Affiliate (if a partnership or business association) is dissolved or partitioned, or (3) Borrower or any Affiliate (if a trust) is terminated or expires; or

          (i) The filing of any federal tax lien against Borrower or any Affiliate unless such lien is satisfied or bonded within forty-five (45) days after its filing; or

(j) Any lien or other encumbrance is filed against the Premises or against the Borrower which according to law is superior to the lien or encumbrance created by this Deed (except for a lien for real property taxes which are not yet due and payable), or any claim of priority to this Deed by title, lien or otherwise is asserted in any legal or equitable proceeding, and Borrower does not provide Lender, within five (5) days of Borrower's actual notice of such lien or claim, with reasonably satisfactory assurance from the insurance company providing title insurance to Lender for the Premises that Lender has title insurance coverage over such superior lien or claim, or Borrower does not remove, satisfy or bond such lien or claim within thirty (30) days of Borrower's actual notice thereof.

         2.02 Acceleration of Maturity.

         If an Event of Default shall have occurred then the entire Indebtedness shall, at the option of Lender, immediately become due and payable without notice, except as specifically provided herein, in the Note, and in the Loan Documents, time being of the essence of this Deed; and no omission on the part of Lender to exercise such option when entitled to do so shall be construed as a waiver of such right.

         2.03 Right to Enter and Take Possession.

         (a) If an Event of Default shall have occurred and be continuing, Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Premises and if, and to the extent, permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all the Premises without the appointment of a receiver, or an application therefor, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower relating to the Premises.

          (b) Subject to the terms and conditions of Section 2.03(a) herein, if Borrower shall for any reason fail to surrender or deliver the Premises or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of the Premises to Lender, and Borrower hereby specifically covenants and agrees that Borrower will not oppose, contest or otherwise hinder or delay Lender in any action or proceeding by Lender to obtain such judgment or decree. Borrower will pay to Lender, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Lender's attorneys and agents; and all such expenses and compensation shall, until paid, become part of the Indebtedness and shall be secured by this Deed.

          (c) Subject to the terms and conditions of Section 2.03(a) herein, upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control and maintain the Premises and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all the rights and power of Borrower to the same extent as Borrower could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Lender, all as Lender from time to time may determine to be in its best interest. Lender may collect and receive all the income, rents, issues, profits and revenues from the Premises, including those past due as well as those accruing thereafter, and Lender may apply any money and proceeds received by Lender, in whatever order or priority Lender in its sole discretion may determine, to the payment of (i) all expenses of taking, holding, managing and operating the Premises (including reasonable compensation for the services of all persons employed for such purposes); (ii) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (iii) the cost of such insurance; (iv) such taxes, assessments and other similar charges as Lender may at its option pay; (v) other proper charges upon the Premises or any part thereof; (vi) the reasonable compensation, expenses and disbursements of the attorneys and agents of Lender; (vii) accrued interest; (viii) deposits required in Section 1.04 and other sums required to be paid under this Deed; and (ix) overdue installments of principal. Anything in this Section 2.03 to the contrary notwithstanding, Lender shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as the result of any exercise by Lender of its rights under this Deed, nor shall Lender be responsible or liable for any waste committed on the Premises by any tenant or other person or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in any loss, injury or death to any tenant, licensee, employee, or stranger, and Lender shall be liable to account only for the rents, incomes, issues, profits and revenues actually received by Lender.

          (d) For the purpose of carrying out the provisions of this Section 2.03, the Borrower hereby constitutes and appoints the Lender the true and lawful attorney in fact of the Borrower to do and perform, from time to time, any and an actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney in fact.

          (e) In the event that all such interest, deposits and principal installments and other sums due under any of the terms, covenants, conditions and agreements of this Deed shall be paid and all Events of Defaults shall be cured, and as a result thereof Lender surrenders possession of the Premises to Borrower, the same right of taking possession shall continue to exist if any subsequent Event of Default shall occur.

         2.04 Performance by Lender. If Borrower shall default in the payment, performance or observance of any term, covenant or condition of this Deed and after the expiration of any applicable notice and cure period, if any, Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, upon demand, immediately repaid by Borrower to Lender with interest thereon at the default rate provided in the Note. Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Lender is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower.

         2.05 Receiver. If an Event of Default shall have occurred and be continuing, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the adequacy or value of any security for the Indebtedness secured hereby or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the rents, issues, profits and revenues thereof. The receiver shall have all the rights and powers permitted under the laws of the State of Georgia. Borrower will pay to Lender upon demand all expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the provisions of this Section 2.05; and any such amounts paid by Lender shall be added to the Indebtedness and shall be secured by this Deed.

         2.06 Enforcement.

          (a) When the Indebtedness shall become due, whether by acceleration or at maturity and Borrower fails to pay the Indebtedness in full at maturity, Lender, at its option, may sell the Premises or any part of the Premises at public sale or sales before the door of the courthouse of the county in which the Premises or any part of the Premises is situated, to the highest bidder for cash, in order to pay the Indebtedness and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorney's fees, if incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple, with full warranties of title, and to this end, Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title or equity that Borrower may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and are granted as cumulative of the other remedies provided hereby or by law for collection of the Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the Indebtedness. In the event of any sale under this Deed by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect, and if Lender so elects, Lender may sell the personal property covered by this Deed at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Premises are sold or the Indebtedness is paid in full. If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Lender may determine.

          (b) If an Event of Default shall have occurred and be continuing, Lender may, in addition to and not in abrogation of the rights covered under subsection (a) of this Section 2.06, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Deed or any other right under the Loan Documents, and (ii) to pursue any other remedy available to it, all as Lender shall determine most effectual for such purposes.

         2.07 Purchase by Lender. Upon any foreclosure sale or sales of all or any portion of the Premises under the power herein granted, Lender may bid and purchase at such sale or sales and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.

         2.08 Application of Proceeds of Sale. In the event of a foreclosure or a sale of all or any portion of the Premises under the power herein granted, the proceeds of said sale shall be applied, in whatever order Lender in its sole discretion may decide, to the expenses of such sale and of all proceedings in connection therewith, including reasonable attorney's fees, to insurance premiums, liens, assessments, taxes and charges including utility charges advanced by Lender, to costs incurred by Lender in connection with any environmental surveys and testing of the Premises, to all other advances made by Lender pursuant to this Deed, to payment of the outstanding principal balance of the Indebtedness, and to the accrued interest on all of the foregoing; and the remainder, if any, shall be paid to Borrower, or to the person or entity lawfully entitled thereto.

         2.09 Borrower as Tenant Holding Over. In the event of any such foreclosure sale or sales under the power herein granted, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

         2.10 Waiver of Appraisement, Valuation, Etc. Borrower agrees to the full extent permitted by law, that in case of a default on the part of Borrower hereunder and after expiration of any applicable cure period, if any, neither Borrower nor anyone claiming through or under Borrower shall or will set up, claim or seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed, or the absolute sale of the Premises, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Borrower, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the security interest of this Deed marshaled upon any foreclosure or sale under the power herein granted.

         2.11 Waiver of Homestead. Borrower hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Premises as against the collection of the Indebtedness, or any part thereof.

         2.12 Leases. Lender, at its option, is authorized to foreclose this Deed subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Borrower, a defense to any proceedings instituted by Lender to collect the Indebtedness.

         2.13 Discontinuance of Proceedings. In case Lender shall have proceeded to enforce any right, power or remedy under this Deed by foreclosure, entry or otherwise or in the event Lender commences advertising of the intended exercise of power of sale, entry or otherwise, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adversely to Lender, then and in every such case (i) Borrower and Lender shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (iii) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment and not cured shall be a continuing Event of Default, and (iv) neither this Deed, nor the Note, nor the Indebtedness, nor any other instrument concerned therewith, shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Borrower hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the above.

         2.14 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Lender by this Deed is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         2.15 Waiver.

         (a) No delay or omission of Lender or of any holder of the Note to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such breach or Event of Default, or acquiescence therein; and every right, power and remedy given by this Deed to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent or waiver, expressed or implied, by Lender to or of any breach or default by Borrower in the performance of the obligations thereof hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Borrower hereunder. Failure on the part of Lender to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies of Lender hereunder, except as expressly provided in any of the Loan Documents or in any instrument or instruments executed by Lender. Acceptance by Lender or by any holder of the Note of any sum or payment from or on behalf of Borrower that is less than the then currently outstanding amount due under the Note or any of the other Loan Documents, including, but not limited to, late charges, default interest, additional interest charges, accrued interest, escrow delinquencies, or payments on principal, or any combination thereof, shall not be construed to be a waiver of any of Lender's or such holder's rights, powers or remedies under any of the Loan Documents to collect or to enforce payment of any such delinquent amount which remains due and owing after application of such lesser amount to the then current balance as provided in the Loan Documents.

         (b) No act or omission by Lender shall release, discharge, modify, change or affect the original liability under the Note, this Deed or any other obligation of Borrower or any subsequent purchaser of the Premises or any part thereof, or any maker, co-signer, endorser, surety or guarantor, or preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any Event of Default then made or of any subsequent Event of Default, or alter the security title, security interest or lien of this Deed except as expressly provided in an instrument or instruments executed by Lender. Without limiting the generality of the foregoing, Lender may
(i) grant forbearance or an extension of time for the payment of all or any portion of the Indebtedness; (ii) take other or additional security for the payment of the Indebtedness; (iii) waive or fail to exercise any right granted herein or in the Note; (iv) release any part of the Premises from the security interest or lien of this Deed or otherwise agree with Borrower to change any of the terms, covenants, conditions or agreements of the Note or this Deed; (v) consent to the filing of any map, plat or replat affecting the Premises; (vi) consent to the granting by Borrower of any easement or other right affecting the Premises; (vii) make or consent to any agreement subordinating the security title, security interest or lien hereof; or (viii) take or omit to take any action whatsoever with respect to the Note, this Deed, the Premises or any document or instrument evidencing, securing or in any way relating to the Indebtedness; all without releasing, discharging, modifying, changing or affecting any such liability, or precluding Lender from exercising any such right, power or privilege or affecting the security title, security interest or lien of this Deed except as expressly provided in any of the Loan Documents or in any instrument or instruments executed by Lender. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, Lender, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Premises or the Indebtedness, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing and/or discharging any liabilities, obligations or undertakings.

         2.16 Suits to Protect the Premises. Lender shall have power to institute and maintain such suits and proceedings as it may deem expedient (i) to prevent any impairment of the Premises by any acts which may be unlawful or constitute an Event of Default under this Deed, (ii) to preserve or protect its interest in the Premises and in the income, rents, issues, profits and revenues arising therefrom, and (iii) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Lender.

         2.17 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower, its creditors, its property, or any endorser or guarantor of the Note, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire amount of the Indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.

         2.18 WAIVER OF BORROWER'S RIGHTS. BY EXECUTION OF THIS DEED, BORROWER
EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF LENDER TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND ANY OTHER INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN HEREIN TO LENDER TO SELL THE PREMISES BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED; (B) WAIVES ANY AND ALL RIGHTS WHICH BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, (1) TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY LENDER OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO LENDER, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED AND (2) CONCERNING THE APPLICATION, RIGHTS OR BENEFITS OF

ANY STATUTE OF LIMITATION OR ANY MORATORIUM, REINSTATEMENT, MARSHALING, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS; (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS DEED AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER AND BORROWER HAS CONSULTED WITH COUNSEL OF BORROWER'S CHOICE PRIOR TO EXECUTING THIS DEED; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN TRANSACTION AND THAT THIS DEED IS VALID AND ENFORCEABLE BY LENDER AGAINST BORROWER IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

                                   ARTICLE III

         3.01 Successors and Assigns. This Deed shall inure to the benefit of and be binding upon Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns. Whenever a reference is made in this Deed to Borrower or Lender such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors-in-title and assigns of Borrower and Lender, as the case may be. The provisions of this Section 3.01 are subject to the restrictions on transfer contained in Section 1.16 and 1.19 herein.

         3.02 Terminology. All personal pronouns used in this Deed, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of articles and sections are for convenience only and neither limit nor amplify the provisions of this Deed, and all references herein to articles, sections, subsections, paragraphs or subparagraphs thereof, shall refer to the corresponding articles, sections, subsections, paragraphs or subparagraphs of this Deed unless specific reference is made to articles, sections, subsections, paragraphs or subparagraphs of another document or instrument.

         3.03 Severability. If any provisions of this Deed or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         3.04 Applicable Law. Borrower acknowledges that this Deed and the other Loan Documents were negotiated, executed and delivered by Borrower in the State of Georgia, shall be executed by Lender in the State of Georgia, and shall be governed by, interpreted and enforced in accordance with the laws of the State of Georgia.

         3.05 Notices, Demands and Requests. Any and all notices, elections or demands permitted or required to be made under this Deed shall be in writing, signed by or on behalf of the party giving such notice, election or demand, and shall be delivered personally, or sent by overnight commercial courier or by registered or certified United States mail, postage prepaid, return receipt requested, to the other party at the address set forth below, or to such other party and at such other address within the continental United States of America as may have theretofore been designated in writing. The date of personal delivery, or one (1) day after deposit with an overnight commercial courier, if sent by overnight commercial courier, or, if mailed, the date which is three (3) days after postmark, shall be the effective date of such notice, election or demand. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received by Lender shall constitute receipt of the notice, election or demand sent. For the purposes of this Deed:

The address of Borrower is:


                                    Roberts Properties Residential, L.P.
                                    c/o ROBERTS PROPERTIES, INC.
                                    8010 Roswell Road, Suite 120
                                    Atlanta, Georgia 30350
                                    Attn: Charles S. Roberts


With a copy to:


                                    Holt, Ney, Zatcoff & Wasserman
                                    100 Galleria Parkway, N.W. Suite 600
                                    Atlanta, Georgia 30339
                                    Attn: Sanford H. Zatcoff, Esq.


The address of Lender is:


                                    FIRST UNION NATIONAL BANK
                                    Atlanta Real Estate
                                    999 Peachtree Street, N.E.
                                    Ninth Floor
                                    Atlanta, Georgia  30309
                                    Real Estate Portfolio
                                    Mail Code 9068
                                    Attention: Mr. Greg Singleton

With a copy to:


                                    Smith, Gambrell & Russell
                                    Promenade II, Suite 3100
                                    1230 Peachtree Street, N.E.
                                    Suite 3100, Promenade II
                                    Atlanta, Georgia 30309-3592
                                    Attn:  John P. Bailey


         3.06 Replacement of Note. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of the Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement, reasonably satisfactory to Borrower or in the case of any such mutilation, upon surrender of the Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in this Deed to the Note shall be deemed to refer to such replacement Note.

         3.07 Assignment. This Deed is assignable by Lender, and any assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender.

         3.08 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Deed, the Note and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Indebtedness.

         3.09 Consent to Jurisdiction. Borrower hereby (a) submits and consents to personal jurisdiction in the State of Georgia for the enforcement of this Deed, and (b) expressly waives any and all personal rights under the law of any state to object to jurisdiction and/or venue within the State of Georgia for purposes of litigation to enforce this Deed. In the event that such litigation is commenced, Borrower agrees that service of process may be made, and personal jurisdiction obtained, by the serving of a copy of the summons and complaint upon Borrower's appointed agent for service of process in the state of Georgia, whose name and address is as follows:

                           Mr. Charles S. Roberts
                           8010 Roswell Road, Suite 120
                           Atlanta, Georgia 30350

Borrower agrees that it may be validly served with any legal process in connection with the foregoing by the mailing of a copy thereof by registered or certified mail to said agent.

                                   ARTICLE IV

         4.01 Scope of Article. The provisions contained in this Article IV are additional covenants, terms and provisions applicable to Borrower and Lender.

         4.02 Notices to Lender. Borrower further covenants and agrees with Lender that the Borrower will furnish Lender with notice of (i) any change in ownership of the Premises, (ii) any change in the Borrower's name or identity, or (iii) the establishment by Borrower of a place of business in Georgia in a county other than Fulton County, Georgia. Any such notice shall be delivered to Lender within thirty (30) days of the effective date of any such change or within thirty (30) days of the establishment of such place of business. Further, Borrower will promptly execute any and all additional financing statements, security agreements or other instruments deemed necessary by Lender in order to prevent any filed Financing Statement filed in connection herewith from becoming seriously misleading or losing its perfected status.

         4.03 Waiver. Borrower hereby represents and warrants to Lender that it has no defenses, set-off, or counterclaim of any kind or nature whatsoever against Lender with respect to the Loan Documents, or any action previously taken or not taken by Lender with respect thereto or with respect to any security interest, encumbrance, lien, or collateral in connection therewith to secure the Indebtedness.

         4.04 Contest of Taxes. Notwithstanding the provisions of Section 1.02 of this Deed, Borrower may in good faith and at its own expense contest the amount of any tax bill, assessment or similar charge or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Premises or any part thereof to satisfy same; provided that during such contest Borrower shall, at the option of Lender, provide security satisfactory to Lender, assuring the discharge of Borrower's obligations hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, that if at any time payment of any obligation imposed upon Borrower by Section 1.02 shall become necessary to prevent the delivery of a tax deed conveying the Premises (or any portion thereof) or other material detriment to Lender's security because of non-payment, then Borrower shall pay same in sufficient time to prevent the delivery of such tax deed.

         4.05 Notice of Default. Notwithstanding any provisions of the Note, this Deed or any other document executed in connection with the Indebtedness to the contrary, Lender agrees that upon the occurrence of an Event of Default under the provisions of sections 2.01(b), (c), (d), (g) or (h) of this Deed, prior to accelerating the Indebtedness secured hereby and instituting nonjudicial foreclosure proceedings, Lender will (i) provide written notice to Borrower of the occurrence of such Event of Default, and (ii) allow Borrower to cure such Event of Default at any time within thirty (30) days from the date of such notice; provided, that in connection with the curing of such Event of Default, Borrower pays or reimburses Lender for all expenses actually incurred by Lender as a result of the occurrence of such Event of Default. Borrower agrees that nothing contained in this Section 4.05 shall be construed to require Lender (x) to delay in exercising any remedy other than the acceleration of the Indebtedness and the institution of nonjudicial foreclosure proceedings as the result of any Event of Default; (y) in the event of multiple defaults or Events of Default under one or more of the documents executed in connection with the Indebtedness, any notice or cure periods allowed in this Section 4.05 shall run concurrently and not consecutively. Except as specifically set forth in this Section 4.05, Borrower shall not be entitled to receive any notice of or time to cure a default or Event of Default under the provisions of this Deed.

         4.06 Attorney's Fees. Any time there is a provision in this Deed or any of the Loan Documents requiring or referring to the payment by Borrower to Lender of reasonable attorneys' fees or words of like import, such words shall mean the payment by Borrower to Lender of reasonable attorneys' fees actually incurred, based upon the attorneys' normal hourly billing rates and the actual time expended, and not the statutory attorneys' fees specified in O.C.G.A. ss. 13-1-11.

                                    ARTICLE V

         5.1 Covenants, Representations and Warranties. Borrower hereby unconditionally covenants, warrants and represents to Lender as follows:

         (a) Borrower is a duly organized, validly existing limited partnership, and is in good standing under the laws of the State of Georgia. Borrower has the power and authority to execute, deliver and perform the Obligations, to borrow hereunder and execute and perform the Note, the Security Deed and the other Loan Documents. Borrower's execution, delivery and performance hereunder shall not constitute a breach of any agreement to which Borrower is a party.

         (b) All financial statements submitted by Borrower to Lender are and shall be true, correct and complete, do and when submitted shall accurately present the financial conditions of Borrower.

         (c) Borrower is not in default in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in any agreement to which it is a party.

         (d) Borrower shall not use or permit the use of the Property for any illegal activity which would subject the Property to any forfeiture proceedings under any state or federal laws.

         (e) Borrower does not have a defined benefit pension plan under the Employee Retirement Income Security Act of 1974, as amended from time to time, the unfunded liabilities of which upon termination could be held to be a liability of Borrower by the Pension Benefit Guaranty Corporation.

         (f) Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under and zoning or land use ordinance or other law or governmental requirement.

         (g) Borrower shall notify Lender of (i) any conditions that would constitute an Event of Default; (ii) any litigation or proceedings that is brought against Borrower or the Property; and (iii) any material adverse change in the business, properties or conditions (financial or otherwise) of Borrower.

         (h) Borrower shall, within one hundred eighty (180) days after the date of this Deed, deliver to Lender evidence that (i) the Property is, or will be, separately assessed for tax purposes, (ii) information as to tax parcel identification numbers, tax rates and estimated tax values, and (iii) the identities of the taxing authorities.

         (i) Borrower shall pay to Lender a non-refundable commitment fee in the amount of Seven Thousand Five Hundred and No/100 dollars ($7,500.0), which was earned upon issuance and acceptance of the Loan Commitment and which is due and payable whether or not any disbursements are made thereunder or hereunder.

         (j) Borrower has not dealt with any person, firm or corporation who is or may be entitled to any finder's fee, brokerage commission, loan commission or other sum in connection with the execution of the Loan Documents, the consummation of the transactions contemplated hereby or the making of the Loan by Lender to Borrower, and Borrower does hereby indemnify and agree to hold Lender harmless from and against any and all loss, liability or expense, including court costs and reasonable attorneys' fees and expenses, which Lender may suffer or sustain should such warranty or representation prove inaccurate in whole or part.

                                   ARTICLE VI

         6.1 Arbitration. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of, or relating to the Loan Documents between the parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

         6.2 Special Rules. All arbitration hearing shall be conducted in the city in which the office of the Bank first stated above is located. A hearing shall begin within ninety (90) days of demand for arbitration and all hearing shall be concluded within one hundred twenty (120) days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of sixty (60) days. The expedited procedures set forth in Rule 51 et. seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein.

         6.3 Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. Each party agrees that it shall not have a remedy of punitive or exemplary damages the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         6.4 Waiver of Jury Trial. The parties acknowledge that by agreeing to binding arbitration they have irrevocably waived any right they may have to a jury trial with regard to a Dispute.

         IN WITNESS WHEREOF, Borrower has executed this Deed under seal as of the day and year first above written.

Signed, sealed and delivered in the          Borrower:
presence of:

                                             ROBERTS PROPERTIES RESIDENTIAL,
/s/ Charles R Elliot                         L.P., a Georgia limited partnership
----------------------------------
Official Witness

/s/ Joanne M. Roberts                        By: Roberts Realty Investors, Inc.,
----------------------------------               a Georgia corporation,
Notary Public                                    its sole general partner

[NOTARIAL SEAL]                              By: /s/
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                                               (CORPORATE SEAL)

                                    EXHIBIT A

ALL THAT TRACT of land in Land Lots 230, 231, 234 and 235 of the lst District, 1st Section, Fulton County, Georgia, described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at the intersection of the northeast right-of-way line of Abbotts Bridge Road (also known as State Route
120) (right-of-way varies) with the southeast right-of-way line of Jones Bridge Road (right-of-way varies); running thence along the southeast right-of-way line of Jones Bridge Road, the following courses and distances: (1) North 50 degrees 43 minutes 59 seconds East 330.30 feet to a 1/2-inch rebar found, (2) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 51 degrees 09 minutes 42 seconds East 140.86 feet and a radius of 12,180.58 feet) 140.86 feet to a 1/2-inch rebar set, (3) along the arc of a curve to the left (which arc is subtended by a chord having a bearing and distance of North 50 degrees 33 minutes 43 seconds East 114.03 feet and a radius of 12,180.58 feet) 114.03 feet to a 1/2-inch rebar set, (4) North 51 degrees 00 minutes 17 seconds East 454.79 feet to a point, and (5) North 49 degrees 24 minutes 30 seconds East 222.77 feet to a 1/2-inch rebar set and the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING as thus establishing, continuing thence along the southeast right-of-way line of Jones Bridge Road the following courses and distances: (1) North 49 degrees 24 minutes 30 seconds East 269.76 feet to a point, (2) along the arc of a curve to the right (which arc is subtended by a chord having a bearing and distance of North 49 degrees 12 minutes 38 seconds East 374.91 feet and a radius of 4217.21 feet) 375.03 feet to a point, and (3) North 50 degrees 41 minutes 25 seconds East 284.85 feet to a 1/2-inch rebar set; thence leaving said right-of-way line and running along the southwest boundary of The Forest Unit I, The Forest Unit II and The Forest Unit IV, the following courses and distances: (1) South 43 degrees 17 minutes 02 seconds East 241.60 feet to a 1/2-inch rebar set, (2) South 31 degrees 12 minutes 02 seconds East 269.95 feet to a 1/2-inch rebar found, (3) South 43 degrees 12 minutes 02 seconds East 169.97 feet to a 1/2-inch rebar set, (4) South 35 degrees 12 minutes 02 seconds East 199.96 feet to a 1/2 inch rebar found, (5) South 35 degrees 06 minutes 54 seconds East 125.15 feet to a 1/2-inch rebar set, (6) South 22 degrees 26 minutes 33 seconds East 160.21 feet to a 1/2-inch rebar set, (7) South 29 degrees 19 minutes 38 seconds East 149.93 feet to a 1/2-inch rebar found, (8) South 37 degrees 41 minutes 40 seconds East
154.92 feet to a 1/2-inch rebar found, and (9) South 47 degrees 58 minutes 48 seconds East 164.89 feet to a 1/2-inch rebar found; thence along the north boundary of Abbotts Cove Subdivision and the north boundary of Addison Place - Phase One, the following courses and distances: (1) South 71 degrees 07 minutes 02 seconds West 134.90 feet to a 1/2-inch rebar set, (2) South 86 degrees 52 minutes 02 seconds West 299.77 feet to a 1/2-inch rebar set, (3) South 79 degrees 37 minutes 02 seconds West 124.91 feet to a 1/2-inch rebar found, (4) North 73 degrees 51 minutes 50 seconds West 173.42 feet to a point, (5) South 87 degrees 15 minutes 00 seconds West 300.00 feet to a point, (6) South 75 degrees 00 minutes 00 seconds West 190.00 feet to a point in a lake, and (7) North 65 degrees 22 minutes 41 seconds West 207.50 feet to a 1/2-inch rebar found; thence North 51 degrees 09 minutes 57 seconds East 296.24 feet to a 1/2-inch rebar found on the land lot line common to said Land Lots 230 and 231; thence along said common land lot line North 88 degrees 50 minutes 38 seconds West 389.96 feet to a 1/2-inch rebar set; thence leaving said common land lot line, North 13 degrees 49 minutes 17 seconds East 307.12 feet to a 1/2-inch rebar set; thence North 40 degrees 49 minutes 28 seconds West 299.85 feet to the TRUE POINT OF BEGINNING, said tract containing approximately 29.440 acres as shown on plat of ALTA/ACSM Land Title Survey for Roberts Properties Residential, L.P., First Union National Bank and Fidelity National Title Insurance Company of New York, prepared by Rochester & Associates, Inc., bearing the seal and certification of James C. Jones, Georgia Registered Land Surveyor No. 2298 dated October 5, 1999.

TOGETHER WITH a non-exclusive right, title and interest in and to the easements appurtenant to the above-described tract created in that certain Declaration of Easements by Roberts Properties Residential, L.P. dated October 19, 1999, filed for record October 21, 1999, and recorded in Deed Book 27850, page 040, Fulton County, Georgia records.

                                    EXHIBIT B

1. Taxes and assessments for the year 2000 and subsequent years, a lien not yet due and payable.

2. The following matters which are disclosed on that certain Survey for Roberts Properties Residential, L.P., Fidelity National Title Insurance Company and First Union National Bank, prepared by James C. Jones, Georgia Registered Land Surveyor No. 2298 of Rochester & Associates, Inc., dated October 5, 1999:

         a) 25-foot building lines located along the southerly, northeasterly and southwesterly boundary lines of subject property;

         b) 50-foot building line located along the northwesterly boundary line of subject property;

         c) portion of lake traverses the southerly boundary line of subject property;

         d) encroachment of wooden foot bridge onto subject property across the northeasterly boundary line of subject property which bridge is located southwest of Lot 25, The Forest, Unit I;

         e) encroachment of wooden foot bridge onto subject property across the northeasterly boundary line of subject property which bridge is located southwest of Lot 26, The Forest, Unit I;

         f) encroachment of wooden foot bridge onto subject property across the northeasterly boundary line of subject property which bridge is located southwest of Lot 65, The Forest, Unit IV;

         g) encroachment of wooden foot bridge onto subject property across the southerly boundary line of subject property which bridge is located north of Lot 19, Abbotts Cove Subdivision;

         h) encroachment of bridge onto the subject property across the northeasterly boundary line of subject property which bridge is located southwest of Lot 29, The Forest, Unit I;

         i) encroachment of block retaining wall onto the subject property across the northeasterly boundary line of subject property which wall is located southwest of Lot 44, The Forest, Unit II;

         j) encroachment of 6-foot wooden fence onto the subject property across the northeasterly boundary line of subject property which fence is located southwest of Lots 42 and 43, The Forest, Unit II;

         k) encroachment of playhouse onto the subject property across the northeasterly boundary line of subject property which playhouse is located southwest of Lot 28, The Forest, Unit I;
         l) encroachment of treehouse onto the subject property across the northeasterly boundary line of subject property which playhouse is located southwest of Lot 28, The Forest, Unit I;

         m) encroachment of 5-foot concrete sidewalk onto the subject property across the northwesterly and northeasterly boundary lines of subject property;

         n) power and telephone line located along the northwesterly boundary line of subject property.

3. Right-of-Way Easement from R.C. Vaughan to Sawnee Electric Membership Corporation, dated March 15, 1963, filed for record March 26, 1963, and recorded in Deed Book 4032, page 244, aforesaid records.

4. Right-of-Way Easement from Benton A. Wood to Sawnee Electric Membership Corporation, dated June 4, 1964, filed for record June 26, 1964, and recorded in Deed Book 4256, page 561, aforesaid records.

5. Right-of-Way Easement from Wallace T. Hale to Sawnee Electric Membership Corporation, dated September 11, 1974, filed for record October 31, 1974, and recorded in Deed Book 6164, page 173, aforesaid records.

6. Right-of-Way Easement from Jeffrey R. Novak and Stacy G. Novak to Sawnee Electric Membership Corporation, dated August 23, 1983, filed for record September 26, 1983, and recorded in Deed Book 8661, page 201, aforesaid records.

7. Flood Plain Indemnification from Roberts Properties Residential, L.P. in favor of Fulton County, dated August 18, 1998, filed August 19, 1998, recorded in Deed Book 24983, page 330, aforesaid records.

8. Declaration of Easements by Roberts Properties Residential, L.P., dated October 19, 1999, recorded in Deed Book 27850, page 040, aforesaid records.

9. Right-of-Way Easement from Roberts Properties Residential, L.P. to Sawnee Electric Membership Corporation, dated February 5, 1999, filed April 26, 1999, recorded in Deed Book 26823, page 85, aforesaid records. (Affects Appurtenant Easement only).

10. Easement contained in that certain Right-of-Way Deed from Roberts Properties Residential, L.P. to Fulton County, dated August 18, 1998, filed September 21, 1998, recorded in Deed Book 25219, page 141, aforesaid records. (Affects Appurtenant Easement only).

11. Rights of tenants in possession of individual apartment units under unrecorded leases, as tenants only. (Affects Appurtenant Easement only).

12. All matters shown on Plat of Survey for Roberts Properties Residential, L.P., Fidelity National Title Insurance Company and The Prudential Insurance Company of America by Jordan Jones & Goulding, bearing the seal and certification of Charles H. Jackson, Georgia Registered Professional Land Surveyor No. 2351, dated September 23, 1999, last revised October 19, 1999. (Affects Appurtenant Easement only).

13. Rights of upper and lower riparian owners in and to the waters of lakes, rivers, creeks or branches crossing or adjoining the subject property, and the natural flow thereof, free from diminution or pollution.